EXHIBIT 99.1

SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE dated as of April 26, 2004, among Giant Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), the Subsidiary Guarantors listed as signatories hereto (the “Subsidiary Guarantors”), and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”).

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture dated as of August 26, 1997, as supplemented (the “Indenture”), providing for the issuance from time to time of its 9% Senior Subordinated Notes due 2007;

     WHEREAS, Section 9.02 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities (such term and each other capitalized term used in this First Supplemental Indenture and not defined herein having the meanings assigned thereto in the Indenture);

     WHEREAS, the Company and the Subsidiary Guarantors desire to amend the Indenture, as set forth in Article I hereof;

     WHEREAS, pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement dated April 13, 2004 (the “Offer to Purchase”), the Company offered to purchase (the “Tender Offer”) the Securities for cash and solicited from the holders of the Securities consents to the amendments contemplated by this Supplemental Indenture;

     WHEREAS, the Holders of at least a majority in aggregate principal amount of the Securities outstanding have consented to the amendments contemplated by this Supplemental Indenture; and

     WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and the Subsidiary Guarantors.

     NOW, THEREFORE, the Company, the Subsidiary Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Securities:

ARTICLE I
Amendment

     SECTION 1.01. Deletion of Certain Sections. The following Sections are deleted from the Indenture:

a)	Section 4.02. Commission Reports;

b)	Section 4.03. Compliance Certificates;

c)	Section 4.06. Waiver of Stay, Extension or Usury Laws;

d)	Section 4.08. Maintenance of Properties and Insurance; Line of Business;

e)	Section 4.09. Limitation on Incurrence of Additional Indebtedness;

f)	Section 4.10. Limitation on Restricted Payments;

g)	Section 4.11. Limitation on Sale of Assets;

h)	Section 4.12. Limitation on Liens Securing Indebtedness;

i)	Section 4.13. Limitation on Payment Restrictions Affecting Restricted Subsidiaries;

j)	Section 4.14. Limitation on Transactions with Affiliates;

k)	Section 4.16. Change of Control;

l)	Clauses (2), (3) and (4) of Section 5.01. Limitation on Mergers and Consolidations; and

m)	Clauses (4), (5), (6), (7), and (8) of Section 6.01. Events of Default.

     SECTION 1.02. Deletion of Certain Definitions and Cross References. All definitions of terms that are no longer used in the Indenture and all cross references to sections and clauses that no longer appear in the Indenture as a result of the deletions contained in Section 1.01 of this Supplemental Indenture are deleted.

ARTICLE II
Miscellaneous

     SECTION 2.01. Effectiveness. This Supplemental Indenture shall become effective upon its execution but shall become operative and shall supersede the Indenture to the extent provided herein only if, and on the date that (the “Operative Date”), the Company consummates the initial purchase of Securities pursuant to and in accordance with the terms of the Offer to Purchase. The Company shall notify the Trustee of the Operative Date promptly after such date. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect (a) the validity of this Supplemental Indenture or (b) this Supplemental Indenture becoming operative pursuant to this Section 2.01.

     SECTION 2.02. Interpretation; Severability; Headings.

     From and after the Operative Date, the Indenture shall be modified and amended in accordance with this Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture will control. The Indenture, as modified and amended by this Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities. In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Supplemental Indenture, shall control. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 2.03. Conflict with TIA. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

     SECTION 2.04. Successors; Benefits of Supplemental Indenture, etc. All agreements of the Company and the Subsidiary Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors. Nothing in this Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

     SECTION 2.05. Certain Duties and Responsibilities of the Trustee; Trustee Not Responsible for Recitals. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Subsidiary Guarantors.

     SECTION 2.06. Governing Law. This Supplemental Indenture shall be construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 2.07. Duplicate Originals. All parties may sign any number of copies or counterparts of this Supplemental Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

     IN WITNESS WHEREOF, each party hereto has caused this Supplemental Indenture to be signed by its officer thereunto duly authorized as of the date first written above.

GIANT INDUSTRIES, INC.,

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

THE BANK OF NEW YORK, as Trustee,

By	/s/ Remo J. Reale

Name: Remo J. Reale
Title: Vice President

SUBSIDIARY GUARANTORS

Giant Industries Arizona, Inc., an Arizona corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Ciniza Production Company, a New Mexico corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Stop-N-Go of New Mexico, Inc., a New Mexico corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Four Corners, Inc., an Arizona corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Phoenix Fuel Co., Inc., an Arizona corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

San Juan Refining Company, a New Mexico corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Mid-Continent, Inc., an Arizona corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Pipeline Company, a New Mexico corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Yorktown, Inc., a Delaware corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer

Giant Yorktown Holding Company, a Delaware corporation

By	/s/ Roger D. Sandeen

Name: Roger D. Sandeen
Title: Vice President and Chief Accounting Officer